SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

CANNABIS GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 333-146404	99-0539775 (I.R.S. Employer Identification Number)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of Principal Executive Offices and Zip Code)

(310) 986-4929

(Issuer's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	CBGL	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Preliminary Statement: This Form 8-K/A is filed to include additional disclosures under Items 2.01 and 3.01

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2020, the Company entered into a securities exchange agreement with Marijuana Company of America, Inc., a Utah corporation (“MCOA”). By virtue of the agreement, the Company issued 7,222,222 shares of its unregistered common stock to MCOA in exchange for 650,000,000 shares of MCOA unregistered common stock. The Company and MCOA also entered into a lock up leak out agreement which prevents either party from sales of the exchanged shares for a period of 12 months. Thereafter the parties may sell not more than the quantity of shares equaling an aggregate maximum sale value of $20,000 per week, or $80,000 per month until all Shares and Exchange Shares are sold.

The foregoing description of the Share Exchange Agreement and the Lock-Up Agreement is qualified in its entirety by reference to the Share Exchange Agreement and the Lock-Up Agreement, copies of which are filed as exhibits hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 30, 2020, the Share Exchange Agreement was consummated. The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The Company’s director, Mr. Edward Manolos, is also a director of MCOA. Pursuant to Nevada Revised Statute 78.140(1)(a)(2), and (2)(a), The fact of Mr. Manolos’ common directorship was known to the Company’s board of directors, who approved the contract and transaction in good faith by a vote sufficient for the purpose regardless of Mr. Manolos’ vote.

Item 3.02 Unregistered Sales of Equity Securities.

On September 30, 2020, the Company authorized the issuance of 7,222,222 shares of Company common stock, par value $0.001, equal in value to $650,000 based on the closing price on September 29, 2020, in exchange for 650,000,000 shares of MCOA common stock, par value $0.001, equal in value to $650,000, based on the closing price on September 29, 2020, and subject to the conditions set forth in the Share Exchange Agreement.

Following the transactions pursuant to the Share Exchange Agreement, the Company will have 27,592,623 shares of common stock outstanding, with the shares issued to MCOA pursuant to the Share Exchange Agreement representing 26.17% of the Company’s outstanding shares.

The Company issued the above shares of its common stock pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, available to the Company by Section 4(a)(2) promulgated thereunder due to the fact that it was an isolated issuance and did not involve a public offering of securities.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The Company shall provide the financial statements required by this item no later December 3, 2020 (71 calendar days after the date that this Form 8-K must be filed)

(b)	The Company shall provide the pro forma financial information required by this item no later December 3, 2020 (71 calendar days after the date that this Form 8-K must be filed).

Exhibit No.	Document	Location

10.1	Share Exchange Agreement	Incorporated by reference from Registrant’s Form 8-K filed on October 2, 2020
10.2	Lock Up Leak Out Agreement	Incorporated by reference from Registrant’s Form 8-K filed on October 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 5, 2020

CANNABIS GLOBAL, INC.

By: /s/ Arman Tabatabaei

Arman Tabatabaei

(Principal Executive Officer)